                                                                    EXHIBIT 10.4


             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 30th day of October, 1995 by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), NATWEST BANK N.A., a national banking association, in its individual corporate capacity, FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, CORESTATES BANK, N.A., a national banking association, PNC BANK, NATIONAL ASSOCIATION, a national banking association and COMMERZBANK AG, New York Branch, a New York State licensed branch of a German banking corporation ("Commerzbank") (individually, a "Lender" and, collectively, the "Lenders") , and NATWEST BANK N.A., as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         WHEREAS:

         A. The Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of July 29, 1993, as amended and restated as of July 28, 1995 (the "Loan Agreement") pursuant to which, INTER ALIA, the Lenders agreed to make available to the Borrower a revolving credit and term loan facility;

         B. The Borrower has requested that the Loan Agreement be amended to provide for the inclusion within the Borrowing Base of security monitoring systems and the receivables relating thereto and that the Majority Lenders consent to the Bank of Boston Facility;

         C. The Lenders are willing to amend the Loan Agreement on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1.       AMENDMENTS. The Loan Agreement is hereby amended as follows:

                  (a)      The following definitions shall be added to Section
1.1 of the Loan Agreement in their correct alphabetical position:

                           "'DEALER' - a Person who is engaged in the business of selling, servicing and installing security/alarm monitoring and related equipment.

                           'DEALER AGREEMENT' - an agreement between the Borrower and a Dealer, substantially in the form of Exhibit J-1 hereto, setting forth the rights and obligations of each with respect to a Security Equipment Lease and/or Monitoring Agreement which has been assigned by such Dealer to the Borrower.

                           'ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENT' - a Security Equipment Lease and/or Monitoring Agreement:

                           (a)      Which is in full force and effect;

                           (b)      Which is assignable by the Dealer
                           thereunder;

                           (c)      Which provides that the customer's
                           obligations thereunder (solely as to any equipment covered thereby) are absolute and unconditional, and not subject to defense, deduction, set-off or claim and as to which no defenses, set-offs, claims or counterclaims exist or have been asserted;

                           (d) Which is not subject to any Lien other than that in favor of the Agent on behalf of the Lenders and in which the Agent has a duly perfected first priority security interest under the UCC;

                           (e) Under which no payment is more than 90 days past due;

                           (f) Under which no default has occurred other than to the extent permissible under clause (e) immediately above;

                           (g) Which is the subject of a Dealer Agreement which is in full force and effect, under which no default shall have occurred by either party thereto and which is not subject to any Lien other than in favor of the Agent on behalf of the Lenders and in which the Agent has a duly perfected first priority security interest under the UCC; and

                           (h) With respect to which the monitoring services are being provided by the Dealer under the applicable Dealer Agreement or by a Servicer which is acceptable to the Agent, which acceptance shall not be unreasonably withheld.

                           'SECURITY EQUIPMENT LEASE AND/OR MONITORING
                           AGREEMENT' - an agreement between a Dealer and a customer, substantially in the form of Exhibit J-2 hereto, which provides for (i) the selling, servicing and installation by the Dealer of central station security/alarm monitoring equipment and related monitoring services or (ii) only monitoring services with respect to such equipment.

                           'SERVICER' - a Person engaged in the business of providing monitoring services for central alarm systems."

                  (b) The definition of "Borrowing Base" in Section 1.1 of the Loan Agreement is hereby amended by (i) inserting in part (i) of the first sentence thereof after the words "Finance

Leases" and before the comma, the words "or Eligible Security Equipment Lease and/or Monitoring Agreements", (ii) inserting in part (ii) thereof within the parenthetical after the words "(other than Rental Contracts)" the words "or Eligible Security Equipment Lease and/or Monitoring Agreements" and (iii) inserting in part (iii) thereof after the words "in the case of Eligible Rental Contracts" the words "(other than Eligible Security Equipment Lease and/or Monitoring Agreements)".

                  (c) The definition of "Eligible Equipment" in Section 1.1 of the Loan Agreement is hereby amended by inserting the words "(other than with respect to security systems subject to a Security Equipment Lease and/or Monitoring Agreement)" after the words "and in which" in sub-clause (b) thereof.

                  (d) The definition of "Eligible Lease" in Section 1.1 of the Loan Agreement is hereby amended by deleting the period at the end of sub-clause (1), inserting a semi-colon and the word "or" in lieu thereof, and by adding a new sub-clause which shall read as follows:

                           "which is an Eligible Security Equipment Lease and/or Monitoring Agreement."

                  (e) The definition of "Equipment" in Section 1.1 of the Loan Agreement is hereby amended by inserting after the words "other than electronic signs" within the parenthetical the words "or security systems subject to a Security Equipment Lease and/or Monitoring Agreement".

                  (f) The proviso to Section 2.1 (a) of the Loan Agreement is hereby amended to read in its entirety as follows:

                           "PROVIDED, HOWEVER, that no Loan will be made hereunder if, after giving effect thereto and to all other Loans being made concurrently therewith, (i) the aggregate outstanding principal amount of all Loans would exceed the Commitment, (ii) in the case of such Loans based upon Operating Leases, the aggregate outstanding principal amount of all such Loans would exceed the Sublimit and (iii) in the case of such Loans based upon Eligible Security Equipment Lease and/or Monitoring Agreements, the aggregate outstanding principal amount of all such Loans would exceed 25% of the Commitment."

                  (g) Section 2.3(b) of the Loan Agreement is hereby amended by inserting the words "or Eligible Security Equipment Lease and/or Monitoring Agreements" (i) within the parenthetical after the words "(other than Operating Leases)" in part (i) thereof and, (ii) after the words "Rental Contracts" in part (ii) thereof, and by inserting the words "other than Eligible Security Equipment Lease and/or Monitoring Agreements" after the words "based upon Eligible

Rental Contracts" in part (iii) thereof, and by adding a new sub-section (iv) thereto following sub-section (iii) thereof, which shall read in its entirety as follows:

                           "(iv)    With respect to Loans based upon Eligible
                           Security Equipment Lease and/or Monitoring
                           Agreements, the amount of each such Loan shall be an amount equal to the lesser of (x) 100% of the Adjusted Cost of the security system (including any monitoring services relating thereto) subject to such Eligible Security Equipment Lease and/or Monitoring Agreement or (y) 75% of the amount of Eligible Lease Receivables relating to such Eligible Security Equipment Lease and/or Monitoring Agreements, discounted to present value (which calculation shall not take into account payments due and payable under such Eligible Security Equipment Lease and/or Monitoring Agreements beyond 48 months after the commencement date of such Eligible Security Equipment Lease and/or Monitoring Agreements) by a percentage equal to the Borrowing Rate applicable to such Loan as of the applicable Borrowing Date."

                  (h) Section 4.2(e) of the Loan Agreement is hereby amended by inserting after the words "its interest in the Equipment" in the first sentence thereof the words "(other than Equipment consisting of security systems subject to a Security Equipment Lease and/or Monitoring Agreement)".

                  (i) Section 4.2(f) of the Loan Agreement is hereby amended to read in its entirety as follows:

                           "(f)     The Borrower shall have delivered to the
                           Agent all executed original counterparts of each Lease(s), including (or in addition to), where applicable, each Security Equipment Lease and/or Monitoring Agreement included in the Collateral for such Loan, certified as such by the Borrower."

                  (j) Section 4.2(j) of the Loan Agreement is hereby amended by inserting after the words "Compliance Certificate" the words "from the President or Chief Financial Officer of the Borrower in the form of Exhibit G-1 hereto".

                  (k) Sections 5.11(a) and (b) are hereby amended by inserting in each case before the words "and other Miscellaneous Equipment" the words ", Security Equipment Lease and/or Monitoring Agreements".

                  (1) Section 7.13 of the Loan Agreement is hereby amended to read in its entirety as follows:

                           "Make or be or become obligated to make Capital Expenditures (i) in any fiscal quarter in excess of 20% of Consolidated Tangible Net Worth as of the end of the immediately preceding fiscal quarter and (ii) in no event to exceed in any fiscal year 20% of Consolidated Tangible Net Worth as of the end of such fiscal year (as reflected in the Guarantor's audited fiscal year end financial statements furnished to the Agent pursuant to Section 5.1 of this Agreement)."

                  (m) Schedule 5.5 to the Loan Agreement is hereby deleted in its entirety and Schedule 5.5 attached hereto is hereby substituted in lieu thereof.

                  (n) Exhibit G-1 is hereby added to the Loan Agreement in the form attached hereto as Exhibit G-1 and incorporated by reference.

                  (o) Exhibits B and H to the Loan Agreement are hereby deleted in their entirety and Exhibits B and H, respectively attached hereto are hereby substituted in lieu thereof.

                  (p) Exhibits J-1 and J-2 are hereby added to the Loan Agreement in the respective forms attached hereto as Exhibits J-1 and J-2 and incorporated by reference.

         2. CONDITIONS PRECEDENT. Prior to or simultaneously with the entry by the Borrower into this Amendment and as a condition precedent to the effectiveness of this Amendment:

                  (a) DOCUMENTS. The Borrower shall have executed and delivered to the Agent with sufficient original counterparts for each Lender (i) this Amendment, (ii) an amendment to the Security Agreement and the Assignment of Leases in form and substance satisfactory to the Agent and (iii) such UCC financing statements and related documents as the Agent shall require in connection therewith.

                  (b) CORPORATE ACTION. The Borrower shall have taken all corporate action required to be taken to authorize the execution, delivery and performance of this Amendment, the agreements, documents and instruments referred to herein and the transactions contemplated hereby and thereby.

                  (c) CORPORATE DOCUMENTS AND CERTIFICATES. The Borrower and the Guarantor shall have delivered to the Agent, with sufficient original counterparts for each Lender, an officer's certificate, in form and substance satisfactory to the Agent, confirming the following:

                           (A)      None of its organizational documents have
been amended since the date(s) as of which copies of said organizational documents were certified to the Agent;

                           (B)      Specimen signature(s) of the person(s)
authorized to execute this Amendment;

                           (C)      The execution, delivery and performance of
this Amendment has been authorized by resolutions of the Board of Directors of the Borrower and the Guarantor, copies of which shall be attached to such officer's certificate; and

                           (D)      Each of the Borrower and the Guarantor
remains in good standing in its respective jurisdiction of incorporation and in each jurisdiction in which it is qualified to do business.

                  (d) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in form and substance to the Agent, and the Agent and each Lender, upon request by such Lender, shall have received all information and such counterpart originals or certified or other of such documents as the Agent may reasonably request prior to the date hereof.

                  (e)      Compliance.

                           (i)      The Borrower and the Guarantor shall have
complied and shall then be in compliance with all of the terms, covenants and conditions of the Loan Agreement as amended by this Amendment; and

                           (ii)     The representations and warranties contained
in Article 3 of the Loan Agreement shall be true and correct on the date hereof; and

                           (iii)    No Default or Event of Default shall have
occurred, and the Agent and each Lender shall have received a Compliance Certificate dated the date hereof certifying, inter alia, that, the conditions set forth in this Section 4(e) are satisfied on such date.

                  (f) Legal Matters. All legal matters incident to the effectiveness of this Amendment shall be satisfactory to counsel to the Agent. The Agent will advise the Borrower of any such matters prior to the date hereof.

         3.       Reaffirmation of Security Interest.

The Borrower hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof, in each case after giving effect to the Loan Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Loan Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force effect and is hereby in all respects ratified and confirmed.

         4.       Consent to the Bank of Boston Facility.

         The Lenders hereby (a) consent to the Borrower entering into the Bank of Boston Facility, provided that the principal amount of Indebtedness permitted to be incurred thereunder not exceed $20,000,000 and that the documentation relating thereto be reasonably satisfactory to the Agent, and (b) authorize the Agent on behalf of the Lenders to enter into an intercreditor agreement, in form and substance satisfactory to the Agent, with The First National Bank of Boston ("Bank of Boston"), as lender under the Bank of Boston Facility, which confirms that Bank of Boston or the Agent, as the case may be, has a prior lien as to its collateral and shall not have an interest in the other's collateral.

         5.       Reference to and effect on Loan Documents.

                  (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms.

         6. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without reference to its principles of conflict of laws.

         7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.




                                      BORROWER:

                                      LEASECOMM CORPORATION


                                      By: /s/ Peter Bleyleben
                                          -----------------------------------
                                          Name:
                                          Title

                                      LENDERS:

                                      NATWEST BANK N.A.

                                      Address:

                                      NatWest Bank N.A.
                                      175 Water Street
                                      New York, New York 10038
                                      Attention: Kristen M. Walker
                                                 Assistant Vice-President
                                                 NatWest Financial
                                                 Services Division

                                      Telecopier: (212) 602-2180



                                      By: /s/ Kristen M. Walker
                                          -----------------------------------
                                          Name:
                                          Title

                                      CORESTATES BANK, N.A.

                                      Address:

                                      Corestates Bank PNB
                                      1500 Market Street West Tower
                                      Philadelphia, Pennsylvania  19101-7618
                                      Attention: Ms. Verna R. Prentice
                                                 Vice President

                                      Telecopier: (215) 973-6054


                                      By: /s/ Verna R. Prentice
                                          -----------------------------------
                                          Name:
                                          Title



                                      PNC BANK, NATIONAL ASSOCIATION
                                      Address:

                                      PNC Bank, National Association
                                      100 South Broad Street
                                      Philadelphia, Pennsylvania 19919
                                      Attention: Mr. Michael Wilk

                                      Telecopier: (215) 585-8351


                                      By: /s/ Michael T. Wilk
                                          -----------------------------------
                                          Name:
                                          Title

                                      FLEET BANK OF MASSACHUSETTS, N.A.
                                      Address:


                                      Fleet Bank of Massachusetts
                                      Fleet Center
                                      75 State Street MABOF04S
                                      Boston, Massachusetts 02109
                                      Attention: Mr. Scott D. Wheelock,
                                                 Vice President

                                      Telecopier: (617) 346-1558


                                      By: /s/ Scott D. Wheluck
                                          -----------------------------------
                                          Name:
                                          Title




                                      SANWA BUSINESS CREDIT CORPORATION
                                      Address:

                                      Sanwa Business Credit Corporation
                                      One South Wacker Drive
                                      Chicago, Illinois 60606
                                      Attention: Ms. M. Gail Fitzpatrick
                                                 Vice President

                                      Telecopier: (312) 853-1366


                                      By: /s/ Mary Gail Fitzpatrick
                                          -----------------------------------
                                          Name:
                                          Title

                                      COMMERZBANK AG, NEW YORK BRANCH Address:

                                      Commerzbank
                                      2 World Financial Center
                                      34th Floor
                                      New York, New York 10281-1050
                                      Attention: Mr. Tom Ausfahl
                                      Telecopier: (212) 266-7235



                                      By: /s/ Robert Donohue /s/ Tom Ausfahl
                                          -----------------------------------
                                          Name:
                                          Title




                                      AGENT:

                                      NATWEST BANK N.A., as Agent


                                      By: /s/ Kristen M. Walker
                                          -----------------------------------
                                          Name:
                                          Title

                                  SCHEDULE 5.5

[To be furnished on Leasecomm Corporation Letterhead]


NATWEST BANK N.A.
175 Water Street
New York, New York 10038

Attention: Financial Services Division


Re: The Loan Agreement dated as of July 29, 1993, as amended and restated by the Amended and Restated Loan Agreement dated as of ____________ (the "Agreement"), and as further amended from time to time thereafter, among Leasecomm Corporation ("the Borrower"), the banks party thereto, and NatWest Bank N.A., as Agent.

-----------------:

Pursuant to Section 5.5 of the Agreement, as the same may be amended from time to time: I, _______________, the duly elected, qualified and acting [President/Chief Financial Officer] of the Borrower certify that no event has occurred and is continuing which constitutes a Default or Event of Default with respect to the Agreement, and that no default under any other agreement to which either of the Loan Parties is a party or by which it is bound, or by which, to the best of the knowledge of the Borrower, any of its properties or assets, taken as a whole, may be materially affected.

    Additionally, I further certify that to the best of my knowledge after due inquiry, for the month ended ___________, 199__, the Borrower has complied with all covenants (including but not limited to those covenants outlined in Article 6 and Article 7), agreements and conditions in each Loan Document and that each representation and warranty contained in each Loan Document is true and correct with the same effect as though each such representation and warranty had been made on the date of this certificate.

Attached hereto is a detailed calculation indicating compliance with the covenants contained in Section 6.9 of the Agreement. The calculations set forth in this certificate are true and correct as of _______________ ___, 199__. Capitalized terms used herein shall have the same meanings as those same terms in the Loan Agreement.

IN WITNESS WHEREOF, I have executed this Covenant Compliance Certificate on this _______ day of _____________, 199__.




---------------------------------
Name:
Title:

                        COVENANT COMPLIANCE CALCULATIONS


The Borrower shall maintain at all times:


(I)   RATIO OF CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED TANGIBLE CAPITAL FUNDS
      OF NOT MORE THAN 6:1:

         (i)    Consolidated Indebtedness:                                              $________
         (ii)   Consolidated Tangible Capital Funds:
                a.  Capital Stock:                                   $_______
                b.  Additional Paid-in Capital:                      $_______
                c.  Retained Earnings:                               $_______
                d.  Subordinated Debt:                               $_______
                               Subtotal 1 (sum of a, b, c, and d):              $_______
         Less:
                x.  Organizational Costs and Goodwill:               $_______
                y.  Treasury Stock:                                  $_______
                z.  25% of Debt Issue Costs:                         $_______
                               Subtotal 2 (sum of x, y, and z):                 $_______

                           Total ii (Subtotal 1 minus Subtotal 2):                      $________

                ACTUAL RATIO OF (i) TO (ii):                                            _________
                MAXIMUM RATIO:                                                             6:1
                                                                                        _________

(II)     MINIMUM CONSOLIDATED TANGIBLE NET WORTH:

         Actual Consolidated Tangible Net Worth:
                a.  Capital Stock:                                   $_______
                b.  Additional Paid-in Capital                       $_______
                c.  Retained Earnings:                               $_______
                               Subtotal 1 (sum of a, b, and c):                 $_______
         Less:
                x.  Organizational Costs and Goodwill:               $_______
                y.  Treasury Stock:                                  $_______
                z.  25% of Debt Issue Costs:                         $_______
                               Subtotal 2 (sum of x, y, and z):      $_______
                                                                                $_______

         Total Actual Consolidated Tangible Net Worth (Subtotal 1 minus Subtotal 2):    $________




         Minimum Consolidated Tangible Net Worth:
                a.  Base Amount:                                           $5,500,000
                b.  50% of Consolidated Net Income for
                    each fiscal Quarter after 12/31/94:                    $________

         Total Minimum Consolidated Tangible Net Worth (sum of a and b):              $________

(III)    ALLOWANCE FOR BAD DEBT

         Actual Allowance for Bad Debt:                                               $________
         Minimum Allowance for Bad Debt (equal to 5% of Gross Lease
                Installments)                                                         $________
                Difference between Actual and Minimum Allowance:                      $________

The Borrower shall have as of the end of each fiscal quarter:

(IV)     FIXED CHARGE RATIO
          (i)   Consolidated Earnings:
                a.  Consolidated Net Income                                $_______
                b.  Provisions for deferred federal, state, or
                    other taxes                                            $_______
                c.  Scheduled interest payments on all
                    indebtedness                                           $_______
                Total (sum of a, b, and c):                                           $________
         (ii)   Fixed Charges:
                a.  Scheduled interest payments on all
                    indebtedness                                                      $________

                ACTUAL RATIO OF (i) TO (ii):                                          _________
                REQUIRED MINIMUM RATIO:                                                1.25:1

(V)      MAXIMUM CAPITAL EXPENDITURES
         (i)    Consolidated Tangible Net Worth as of the end of
                the immediately preceding fiscal quarter                              $________

         (ii)   Aggregate Capital Expenditures for the current quarter                $________

                (ii)REPORTED AS A PERCENTAGE OF (i)                                   _________
                MAXIMUM ALLOWABLE PERCENTAGE                                             20%
                                                                                      _________


--------------------------------------------------------------------------------



The Borrower shall have as of the end of the fiscal year:

         (iii)  Consolidated Tangible Net Worth as of the end of the
                fiscal year (per the audited financial statements)                    $________

         (iv)   Aggregate Capital Expenditures for the fiscal year                    $________

                (iv)REPORTED AS A PERCENTAGE OF (iii)                                 _________
                MAXIMUM ALLOWABLE PERCENTAGE                                             20%
                                                                                      _________



                                   EXHIBIT G-1

                             COMPLIANCE CERTIFICATE


      I, ________________, the duly elected, qualified and acting ____________________ of Leasecomm Corporation, a Massachusetts corporation (the "Corporation"), pursuant to Section 4.2(j) of the Loan Agreement dated as of July 29, 1993, as amended and restated as of July 28, 1995 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement), by and among the Corporation, the Lenders signatory thereto, and NatWest Bank N.A., as agent for the Lenders, do hereby certify as follows:

      (i) The Corporation has fully complied with all the terms and conditions of the Security Documents, including, but not limited to, delivering to the Agent all executed copies of the Eligible Leases and Eligible Rental Contracts included in the Collateral for the Loan being made on the date hereof.

      (ii) The Corporation has complied, and as of the date hereof, is in compliance with all terms, covenants and conditions of the Loan Agreement.

      (iii) The representations and warranties of the Corporation contained in
Article 3 of the Loan Agreement are true and correct on and as of the date of this Certificate.

      (iv)  There exists no Default or Event of Default.

      IN WITNESS WHEREOF, I have executed this Certificate this ______ day of _____________, 199___.



                                     __________________________________________
                                     [President] [Chief Financial Officer]

                                    EXHIBIT B


                              LEASECOMM CORPORATION
                              BORROWING COMPUTATION


I, ________________________, the duly elected, qualified and acting ________________________ of Leasecomm Corporation, a Massachusetts corporation (the "Corporation"), pursuant to Section 2.3 of the Loan Agreement dated as of July 29, 1993, as amended and restated by the Amended and Restated Loan Agreement (the "Agreement") dated as of ____________________, and as further amended from time to time thereafter, among the Borrower, NatWest Bank N.A., Fleet Bank of Massachusetts, N.A., Sanwa Business Credit Corporation, CoreStates Bank, N.A., PNC Bank N.A., and Commerzbank AG, New York Branch, as Lenders, and NatWest Bank N.A., as Agent, and in connection with a request for the Lenders to make a Loan to the Corporation pursuant to Section 2.2 of the Agreement (capitalized terms used herein shall have the meanings respective meanings set forth in the Agreement), do hereby certify as follows:

      1. The following is a complete description of the Equipment to be financed or refinanced with respect to the requested Loan:

      2. The Original Cost and Adjusted Cost of the Equipment described above is $__________ and $_____________, respectively.

      3. The following is a complete description of the Leases covering the above-described Equipment:

      4. The following is a complete listing of the names of the Lessees under such Eligible Leases:

      5. The above-described Equipment and Leases, subject to the acceptance by the Agent of such Equipment and no notice from the Agent that any lessee of such Equipment is unacceptable, satisfy the conditions set forth in the definitions of "Eligible Equipment" and "Eligible Leases", respectively, contained in Section 1.1 of the Agreement.


ELIGIBLE LEASES OTHER THAN 0PERATING LEASES AND SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

      (1)   100% of the Adjusted Cost of the Eligible Equipment
            subject to such Eligible Leases equals:                  $__________

      (2)   The aggregate dollar amount of Eligible Lease
            Receivables relating to such Eligible Leases equals:     $__________

      (3)   75% of the amount reported in Line 2 equals:             $__________

      (4)   The amount indicated in Line 3 discounted to the
            present value by a percentage equal to the Borrowing
            Rate equals:                                             $__________

      (5)   The requested Loan Amount: (the lesser of the amounts
            calculated in Line 1 and Line 4) equals:                 $__________


ELIGIBLE OPERATING LEASES OTHER THAN ELIGIBLE RENTAL CONTRACTS AND ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

      (6)   The Net Book Value of the Eligible Equipment subject
            to such Eligible Leases equals:                          $__________

      (7)   60% of the amount calculated in Line 6 equals:           $__________

      (8)   The aggregate dollar amount of Eligible Lease
            Receivables relating to such Eligible Leases equals:     $__________

      (9)   75% of the amount reported in Line 8 equals:             $__________

      (10)  The amount indicated in Line 9 discounted to the
            present value by a percentage equal to the Borrowing
            Rate equals:                                             $__________

      (11)  The requested Loan Amount: (the lesser of the amounts
            calculated in Line 7 or Line 10) equals:                 $__________


ELIGIBLE RENTAL CONTRACTS OTHER THAN ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

      (12)  The Net Book Value of the Eligible Equipment subject
            to such Eligible Rental Contracts equals:                $__________

      (13)  The requested Loan Amount: 50% of the amount
            calculated in Line 12 equals:                            $__________

ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

      (14)  100% of the Adjusted Cost of the security system
            subject to such Eligible Security Equipment Lease
            and/or Monitoring Agreements equals:                     $__________

      (15)  The aggregate dollar amount of Eligible Lease
            Receivables relating to such Eligible Security
            Equipment Lease and/or Monitoring Agreements equals:     $__________

      (16)  75% of the amount reported in Line 15 equals:            $__________

      (17)  The amount indicated in Line 16 discounted to the
            present value by a percentage equal to the Borrowing
            Rate equals:                                             $__________

      (18)  The requested Loan Amount: (the lesser of the amounts
            calculated in Line 14 or Line 17) equals:                $__________


CALCULATION OF AGGREGATE BORROWING AVAILABILITY:

      (19)  The available Loan Amount for Eligible Leases other
            than Operating Leases and Security Equipment Lease
            and/or Monitoring Agreements (Line 5 from above):        $__________

      (20)  The aggregate amount of loans outstanding which are
            secured by Eligible Operating Leases other than
            Eligible Security Equipment Lease and/or Monitoring
            Agreements:                                              $__________

      (21)  5% of the aggregate Commitment outstanding (the
            "Sublimit")                                              $__________

      (22)  The available Loan Amount for Operating
            Leases other than Eligible Security Equipment
            Lease and/or Monitoring Agreements is equal
            to the excess of                             a: $_______
            (a) the Sublimit over (b) the sum of the
            amounts set forth in Line 11, Line 13, and
            Line 20:                                     b: $_______ $__________

      (23)  The aggregate amount of loans outstanding
            which are secured by Eligible Security
            Equipment Lease and/or Monitoring Agreements:            $__________

      (24)  The available Loan Amount for Eligible
            Security Equipment Lease and/or
            Monitoring Agreements is equal to the      a: $_______
            excess of (a) 25% of the Commitment
            Outstanding over (b) the sum
            of the amounts set forth in Line 18
            and Line 23:                               b: $_______   $__________

      (25)  Aggregate Loan Amount Availability (the
            sum of Line 19, Line 22, and Line 24):                   $__________

      (26)  Aggregate Loan Amount Requested:                         $__________

      (27)  Total Committed Amount:                                  $__________

      (28)  Aggregate Balance of Loans Outstanding as
            of the date of this Borrowing Computation:               $__________

      (29)  Proposed Aggregate Amount Outstanding:
            (The sum of Line 26 and Line 28)                         $__________

      (30)  Unused Portion of the Commitment:                        $__________
            (Line 27 less Line 29). The unused portion of the commitment must be greater than or equal to zero at all times.


IN WITNESS WHEREOF, I have executed this Borrowing Computation this ______ day of ____________, 199__.


                                             __________________________________
                                             Name:
                                             Title:

                                    EXHIBIT H

                              LEASECOMM CORPORATION
                              BORROWING BASE REPORT


Borrowing Base Report dated as of _____________, ___, 199__:

Annual Discount Rate:            %


                            FIXED RATE PACKAGES ONLY

-------------------------------------------------------------------------------------------
         REMAINING                   ESTIMATED   ACQUISITION              TOTAL
         LEASE              75%      RESIDUAL    COST NET       PACKAGE   FUNDED    PACKAGE
SUM      RECEIVABLE   NPV   OF NPV   VALUE       HOLDBACKS      NO.       AMOUNT    DATE
-------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------------------
TOTAL:
-------------------------------------------------------------------------------------------


         _______________________
         Fixed Rate Loan Balance

         Over(Under) Collateralized:  ____________________

Annual Discount Rate: _____%


                           VARIABLE RATE PACKAGES ONLY


I. ELIGIBLE LEASES OTHER THAN OPERATING LEASES AND SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

---------------------------------------------------------------------------------------------
                                                            LESSER OF:
       REMAINING                   ESTIMATED  ACQUISITION   75% OF NPV OR
       LEASE              75%      RESIDUAL   COST NET      ACQ. COST LESS   PACKAGE  PACKAGE
SUM    RECEIVABLE   NPV   OF NPV   VALUE      HOLDBACKS     HOLDBACKS        NO.      DATE
---------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------
TOTAL:
---------------------------------------------------------------------------------------------

         --------------------------
         Variable Rate Loan Balance

         Over(Under) Collateralized:  ______________________



II. ELIGIBLE OPERATING LEASES OTHER THAN RENTAL CONTRACTS AND SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

-------------------------------------------------------------------------------------------------
                                                       60% OF    LESSER OF:
       REMAINING                 ESTIMATED  NET BOOK   NET BOOK  75% OF NPV OR
       LEASE            75%      RESIDUAL   VALUE OF   VALUE     OR 60% OF NET   PACKAGE  PACKAGE
SUM    RECEIVABLE  NPV  OF NPV   VALUE      EQUIPMENT            BOOK VALUE      NO.      DATE
-------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------------------------
TOTAL:
-------------------------------------------------------------------------------------------------

                                                     __________________________
                                                     Variable Rate Loan Balance

                        Over(Under) Collateralized:  __________________________


III. ELIGIBLE RENTAL CONTRACTS OTHER THAN SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

-----------------------------------------------------------------------------------
         NET BOOK VALUE                 ESTIMATED
SUM      OF EQUIPMENT     50% OF NBV    RESIDUAL VALUE   PACKAGE NO.   PACKAGE DATE
-----------------------------------------------------------------------------------






-----------------------------------------------------------------------------------
TOTAL:
-----------------------------------------------------------------------------------


                                                     __________________________
                                                     Variable Rate Loan Balance

                        Over(Under) Collateralized:  __________________________

IV.   ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:


--------------------------------------------------------------------------------------------
                                                            LESSER OF:
       REMAINING                  ESTIMATED   ACQUISITION   75% OF NPV OR
       LEASE              75%     RESIDUAL    COST NET      ACQ. COST LESS  PACKAGE  PACKAGE
SUM    RECEIVABLE   NPV   OF NPV  VALUE       HOLDBACKS     HOLDBACKS       NO.      DATE
--------------------------------------------------------------------------------------------








--------------------------------------------------------------------------------------------
TOTAL:
--------------------------------------------------------------------------------------------


                                                     __________________________
                                                     Variable Rate Loan Balance

                        Over(Under) Collateralized:  __________________________

                                                 Dated as of ____________, 199__


                              LEASECOMM CORPORATION
                           BORROWING BASE CERTIFICATE


This Borrowing Base Certificate is delivered to the Agent pursuant to Section
5.10 of the Loan Agreement, dated as of July 29, 1993, as amended and restated by the Amended and Restated Loan Agreement (the "Agreement") dated as of ___________, and as further amended from time to time thereafter, among the Borrower, NatWest Bank N.A., Fleet Bank of Massachusetts, N.A., Sanwa Business Credit Corporation, CoreStates Bank, N.A., PNC Bank N.A., and Commerzbank AG, New York Branch, as Lenders, and NatWest Bank N.A., as Agent. This Certificate relates to the above stated Fiscal Month as of the last calendar day of such Fiscal Month and is signed by an authorized signatory.

The undersigned certifies on behalf of the Borrower that:

The Borrower is now in compliance with all provisions, covenants, warranties, and representations made by the Borrower in the Agreement and the other Loan Documents; there does not exist as of this date an Event of Default or Potential Default; and each of the leases or contracts included in the Borrowing Base Certificate meets the eligibility criteria as applicable for inclusion herein.

(1)   The Revolving Credit/Term Loan Commitment:           $___________________

(2)   Aggregate Amount of Loans Outstanding:               $___________________

(3)   5% of the aggregate Commitment outstanding:          $___________________

(4)   25% of the aggregate Commitment outstanding:         $___________________


FIXED RATE PACKAGES:

(5)   ELIGIBLE LEASES:
      The aggregate dollar amount of 75% of the Net
      Present Value of the Eligible Lease Receivables:     $___________________

(6)   Aggregate Fixed Rate Loan Balance Outstanding:       $___________________

(7)   Net Collateral Position (Over/(Under)                $___________________
      collateralized): (Line 5 minus Line 6)

VARIABLE RATE PACKAGES:

(8) ELIGIBLE LEASES OTHER THAN OPERATING LEASES AND ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:

      The aggregate dollar amount of the lesser of 75%
      of the Net Present Value of the Eligible Lease
      Receivables OR the Acquisition Cost of the
      Eligible Equipment Less Holdbacks:                    $___________________

(9) ELIGIBLE OPERATING LEASES OTHER THAN ELIGIBLE RENTAL CONTRACTS AND ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS:
      The aggregate dollar amount of the lesser of 75%
      of the Net Present Value of the Eligible Lease
      Receivables or 60% of the Net Book Value of the
      Eligible Equipment:                                   $___________________

(10)  ELIGIBLE RENTAL CONTRACTS OTHER THAN ELIGIBLE SECURITY
      EQUIPMENT LEASE AND/OR MONITORING AGREEMENTS: The
      aggregate dollar amount of 50% of the Net Book Value
      of the Eligible Equipment:                            $___________________

(11)  The Aggregate dollar amount of Eligible Operating
      Leases and Eligible Rental Contracts (the sum of
      Line 9 and Line 10):                                  $___________________


(12)  Additional Availability under Sublimit: the
      excess of: (a) 5% of the Aggregate Commitment
      Outstanding (Line 3) over (b) Aggregate
      Contracts and Leases under the Sublimit (Line 11):    $___________________

(13)  If number calculated in Line 12 is negative,
      then insert that negative number in Line 13,
      otherwise insert -0-:                                 $___________________

(14)  ELIGIBLE SECURITY EQUIPMENT LEASE AND/OR MONITORING
      AGREEMENTS:
      The aggregate dollar amount of the lesser of 75%
      of the Net Present Value of the Eligible Lease
      Receivables OR the Acquisition Cost of the
      Eligible Equipment Less Holdbacks:                    $___________________

(15)  Additional Availability: the excess of: (a) 25%
      of the Aggregate Commitment Outstanding (Line 4)
      over (b) Aggregate Lease and/or Monitoring
      Agreements (Line 14):                                 $___________________

(16)  If number calculated in Line 15 is negative,
      then insert that negative number in Line 16,
      otherwise insert -0-:                                 $___________________

(17)  Aggregate Variable Rate Package Borrowing Base:
      (the sum of Line 8, Line 11, Line 13, Line 14,
      and Line 16)                                          $___________________

(18)  Aggregate Variable Rate Loan Balance
      Outstanding:                                          $___________________

(19)  Net Collateral Position (Over/(Under)
      collateralized): (Line 17 minus Line 18)              $___________________

(20)  Aggregate Net Collateral Position (sum of
      Line 7 and Line 19):                                  $___________________

If the calculation in Line 20 results in an overall negative collateral position:

(21)  Amount of paydown to be applied to Variable Rate
      Loan or Fixed Rate Loan:                              $___________________

(21a) Aggregate Borrowing Base amount of Additional
      Leases and Security Equipment Leases and/or
      Monitoring Agreements forwarded to the Agent on
      behalf of the Lenders:                                $___________________


The sum of Line 21 and Line 21a must be equal to or exceed the amount calculated in Line 20.

IN WITNESS WHEREOF, I have executed this Borrowing Computation this _________ day of _______, 199___.



                                             ___________________________________
                                             Name:
                                             Title:

                                   EXHIBIT J-1


                                DEALER AGREEMENT

This Dealer Agreement entered into this _______ day of ___________ 1995, by and between Leasecomm Corporation, Inc., 950 Winter Street, Waltham, MA 02154, a Massachusetts corporation hereinafter referred to as "Leasecomm" and ________________________________________ of _______________________ hereinafter referred to as "Dealer".

LEASECOMM is a provider of finance leasing for alarm equipment and monitoring services. DEALER is in the business of selling, servicing and installing security/alarm monitoring and related equipment and may also provide security equipment monitoring services to customers if agreed to by Leasecomm. SECURITY EQUIPMENT LEASE AND MONITORING SERVICE ("Customer Agreement") as used in this Agreement shall mean any equipment, monitoring or related services. For the purposes of this Dealer Agreement, the term "FUNDING PACKAGE" shall include all of the following:

        1.      Dealer's Security Equipment Lease and Monitoring Agreement
                (original)
        2.      Dealer's Installation Certificate
        3.      Copy of Customer's Right of Rescission
        4.      Copy of Customer's signed Disclosure Statement
        5.      Assignment Form (original)
        6.      Dealer invoice

WHEREAS Dealer desires to assign its Customer Agreements to Leasecomm and;

WHEREAS in consideration for the assignment by Dealer, Leasecomm is willing to pay the Dealer fees as defined in the Dealer's lease program formulated by Leasecomm.

NOW, THEREFORE, in consideration of the premises and the covenants and conditions contained herein the parties agree as follows:

1. GENERAL OBLIGATIONS OF LEASECOMM. Leasecomm shall provide the following services to Dealer:

(a) Purchase monitoring service contracts for customers submitted by the Dealer and approved by Leasecomm. Approval shall be evidenced by Leasecomm issuing a customer authorization number. Leasecomm reserves the right to refuse any potential customer which the Dealer submits. Customer authorization numbers will automatically expire if Dealer or customer have not met Leasecomm's funding requirements (a complete, approved Funding Package and proper customer verification by Leasecomm), within 30 days from the date of issuance of the authorization number by Leasecomm.

(b) Bill and collect monthly fees from customers as agreed in their Customer Agreement.

(c) Pay Dealer fees as defined in the Dealer's lease program formulated by Leasecomm.

(d) Collect all applicable taxes from customer and pay appropriate tax authorities from funds collected from customers on a timely basis.

(e) On behalf of the Dealer, establish a direct financial relationship with a mutually agreed upon monitoring service (Central Station) to provide alarm monitoring services for customers who have submitted an approved Customer Agreement to Leasecomm. If customer stops paying Leasecomm according to the terms of the Customer Agreement or violates any material covenant of the Customer Agreement during such initial term, Leasecomm may cause monitoring services to be discontinued to the customer in default by notifying the Central Station of the customer's default. Such defaulting customers will fall under the terms and conditions of Sections 2, 3 and 4 of this agreement.

2. GENERAL OBLIGATIONS OF DEALER. Dealer shall provide the following services to Leasecomm:

(a) Submit for approval to Leasecomm, Customer Agreements signed by potential customers on current authorized documents as issued by and/or approved by Leasecomm. Approved customers shall comprise the submitting Dealer's Customer Base. Dealer shall be responsible for his Customer Base as provided herein.

(b) Coordinate, and perform or cause to be performed the proper installation of security monitoring equipment at approved customer locations. Installation shall be in accordance with industry standards and in compliance with all federal, state, municipal and local laws, rules and regulations and shall not be deemed complete until equipment is in satisfactory working order.

(c) Perform or cause to be performed all maintenance and service on the installed equipment as requested by customer to ensure the proper working order of the equipment. Dealer will use their best efforts to provide such service to the customer within three (3) business days of receiving notice of an equipment problem. On an emergency basis such as runway alarms, etc., Dealer shall use their best efforts to provide service to the customer within 6 hours of receiving notice of an equipment problem.

(d) Notify Leasecomm of any material event that has elected or may imminently affect the customer equipment or monitoring service in any way.

(e) In the event of a customer default (for the purpose of this Agreement, the customer shall be deemed in default if the customer is past due 60 days on any of the first four statements -or- if the Customer violates any material covenant of the agreement, and/or if the Customer's first authorized ACH debit is declined by the bank. Leasecomm will either charge back or offset against future funding to the Dealer the original funded amount any time after 10 days after the default date.

3. DEALER COVENANTS, REPRESENTATIONS & WARRANTIES. Dealer covenants, represents and warrants to Leasecomm with regard to each approved Customer Agreement submitted under this Agreement that:

(a) A current and authorized Customer Agreement is being used, that the Customer Agreement has been completed with the knowledge and consent of the Customer, that the Customer Agreement information is accurate, that the Customer Agreement has been duly executed by the Customer, and that the Customer information is accurately conveyed to Leasecomm.

(b) The Service sold to the customer is fully and correctly described in the Customer Agreement and that the Dealer has made no representations, expressed or implied, whatsoever to the customer which are not included in the Customer Agreement and that the Dealer has not agreed to, any modification of the terms of the Customer Agreement, unless such changes have been agreed to in advance by all parties. Any such changes shall be in writing.

(c) The equipment is installed and that all work necessary in connection with such installation has been performed.

(d) The Dealer has not sold, assigned, transferred, mortgaged, pledged or granted a security interest in the monitoring agreement to anyone other than Leasecomm. Dealer ensures that Leasecomm shall at all times retain good and marketable title to the monitoring agreement free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests and claims of any kind, until all payments have been received for the initial term of the Customer Agreement and the contract has been assigned to the Dealer.

(e) The Dealer will have no right or authority to accept collections for monthly monitoring payments from customers under any Customer Agreement or to modify the terms of the Customer Agreement without Leasecomm's prior written consent. Any monthly payment Dealer receives from a customer, in relation to the Customer Agreement, shall be received in trust for Leasecomm's benefit and will be promptly remitted to Leasecomm in the same form as received. Under no circumstances is the Dealer to cash or deposit checks payable to Leasecomm. Leasecomm may endorse Dealer's name on any drafts, checks, money orders, or other forms of payment made by the customer with respect to monthly fees under the Customer Agreement.

(f) The Dealer is engaged principally in the sale of goods and services to the general public and is licensed and in good standing as required by law. Such good standing shall be maintained during the term of this Agreement.

(g) The Dealer shall at all times conduct its business in compliance with all applicable laws, rules and regulations.

(h) When all payments due under the initial term of any Customer Agreement have been paid in full, Dealer may, by notice to Leasecomm, request that Leasecomm assign all of its rights, title, and interest in the Customer Agreement to the Dealer. Leasecomm shall then cease all functions and relinquish all obligations with respect to such Customer and such Customer Agreement. Dealer shall, thereafter, assume all obligations and provide all such functions directly to the customer. Both parties agree to take such actions as are reasonably requested to carry out the provisions hereof. For each Customer Agreement that defaults prior to Leasecomm having received payments from the customer equal to, or greater than, the original dollar amount paid by Leasecomm to the Dealer for that Customer Agreement, Leasecomm reserves the right to retain ownership of one Customer Agreement which has paid its full contractual obligation for the initial term from the Dealer's portfolio. In these instances, Leasecomm will assign the original, defaulted Customer Agreement back to the Dealer.

Dealer understands and acknowledges that each of the above covenants, representations and warranties is material to Dealer's Customer Agreement. Any breach of covenant, representation or warranty shall constitute a Dealer default.

4. DEALER FEES. Leasecomm shall pay the Dealer fees in accordance with the following terms and conditions:

(a) Dealer shall be paid for all Customer Agreements as approved by Leasecomm accordance with the terms of this Agreement and within the guidelines of the Dealer's rate program, other than as provided for in
        Section 2e.

5. TERMINATION. Either party may terminate this Agreement at anytime after thirty (30) days written notice to the other. Such termination will in no way affect the obligations of either party with respect to transactions already consummated.

6. WAIVER. Dealer's compensation, under this agreement, shall be in accordance with the terms and conditions stated herein. The Dealer waives any claims for consequential and/or punitive damages.

7. INDEMNIFICATION. Dealer agrees to indemnify and hold Leasecomm harmless from all losses, damages, liabilities and expenses (including reasonable attorney's fees and court costs) which may result from any claim or action against Leasecomm by any customer arising out of any action or omission by the Dealer in connection with the Customer Agreement and installed equipment, any representation or warranty made by the Dealer to the customer, or any other claim arising out of the Dealer's conduct in promoting or administering the Service.

8. RELATIONSHIP OF PARTIES. This Agreement does not make either party the agent, legal representative, employee, partner, franchisee or joint venture of the other for any any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other. Dealer shall conduct his business as an independent contractor, and all persons employed in the conduct of such business shall be Dealer's employees or agents.

9. GOVERNING LAW. This Agreement shall be considered to be MASSACHUSETTS contract and shall be deemed to have been made in Middlesex County, Massachusetts, regardless of the order in which the signatures of the parties shall be affixed thereto, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the law, and in the courts, of the Commonwealth of Massachusetts. The undersigned hereby consents and submits to the jurisdiction of the courts of the Commonwealth of Massachusetts for the purpose of any suit, action or other proceeding arising out of the undersigned's obligation thereunder, and expressly waives any objection to venue in any such courts.

10. NOTICES. Any modification to this Agreement shall be signed by the party giving such notice and sent to the parties at the address set forth in the first paragraph of this Agreement, or to such other address as either party may establish. By executing this document each of the parties hereto is warranting and representing that they have read the Agreement and understand each of the terms and conditions contained herein. Each of the parties further warrants and covenants that it agreess and is satisfied with the terms and conditions and is signing this Agreement at his free act and deed and not under any coercion.

11. WAIVER. The failure of either party at any time to exercise any of its rights under this Agreement shall not be deemed a waiver of such rights, nor shall such failure in any way prevent such party from subsequently asserting or exercising such rights.

12. ENTIRE AGREEMENT. This Agreement sets or the entire agreement of Leasecomm and the Dealer as to the subject matter, both written and verbal as of the date listed below. If any provision of this Agreement is held invalid or unenforceable under the laws of the United States or of any state, county or political subdivision thereof, such holding shall not invalidate any of the other provisions of the Agreement. If any provision of this Agreement is prohibited by any law, it shall be void but only where and to the minimum extent necessary for compliance with such law. Any changes or amendments to this Agreement shall be in writing, signed by authorized representatives of each party.

In witness whereof, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the date first written above.


Leasecomm Corporation                                  Dealer

By: ___________________________            By: ___________________________
Title: ________________________            Title: ________________________
Date: _________________________            Date: _________________________